Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Robert B. Grieve, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Heska Corporation on Form 10-K, as amended, for the year ended December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K, as amended, fairly presents in all material respects the financial condition and results of operations of Heska Corporation.

Date: August 19, 2011	By:	/s/ Robert B. Grieve
		Name:	ROBERT B. GRIEVE
		Title:	Chairman of the Board and Chief Executive Officer
I, Jason A. Napolitano, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Heska Corporation on Form 10-K, as amended, for the year ended December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K, as amended, fairly presents in all material respects the financial condition and results of operations of Heska Corporation.

Date: August 19, 2011	By:	/s/ Jason A. Napolitano
		Name:	JASON A. NAPOLITANO
		Title:	Executive Vice President and Chief Financial Officer
A signed original of this written statement required by Section 906 has been provided to Heska Corporation and will be retained by Heska Corporation and furnished to the Securities and Exchange Commission or its staff upon request.